Microsoft Word 10.0.5815;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):         September 28, 2004

                             Big Dog Holdings, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                  0-22963              52-1868665
         ---------------------       -------------         --------------
      (State or other jurisdiction     (Commission         (I.R.S. Employer
            of incorporation)          File Number)       Identification No.)

     121 Gray Avenue, Santa Barbara,
               California                                      93101
    ---------------------------------                       -----------
    (Address of principal executive offices)                 (Zip Code)

  Registrant's telephone number, including area code  (805) 963-8727

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report

Item 4.01. Changes in Registrant's Certifying Accountant.

Big Dog Holdings, Inc. (the "Company") replaced Deloitte & Touche, LLP ("Deloitte") as the independent auditor of the Company, effective September 29, 2004. The Company has engaged Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as its independent auditor, effective September 29, 2004. The decision to change independent auditors and the appointment of the new auditors was made by the Audit Committee of the Company's Board of Directors. The audit reports of Deloitte on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and December 31, 2002, and the period through the date of this disclosure, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for such years.

During the fiscal years ended December 31, 2003 and December 31, 2002, and through the date of this disclosure, Deloitte did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

During the two most recent fiscal years and the period through the date of this disclosure, the Company did not consult with SLGG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Deloitte with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of Deloitte's letter, dated September 29, 2004, in response to the foregoing disclosure.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

EX-16: Letter from Deloitte & Touche, LLP to the United States Securities and Exchange Commission, dated September 29, 2004.







The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                                                      EX-16

September 29, 2004


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read Item 4.01 of Big Dog Holdings Inc.'s Form 8-K dated October 1, 2004, and have the following comments:

1. We agree with the statements made in
the first, third and fourth sentence in the first paragraph along with the second and third paragraphs of Item 4.

2. We have no basis on which to agree or disagree with the statements made in the second sentence of the first paragraph or with the entire fourth paragraph of Item 4.

Yours truly,


\s\ Deloitte & Touche LLP
Los Angeles, California

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Big Dog Holdings, Inc.
                                     (Registrant)

October 1, 2004                   By:  /s/ Roberta J. Morris
                                          _____________________
                                          Roberta J. Morris
                                          Chief Financial Officer and Treasurer

                                  Exhibit Index


Exhibit No.          Description
----------           -----------
EX-16                Letter from Deloitte & Touche, LLP to the
                     United States Securities and Exchange
                     Commission, dated September 29, 2004.